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                                                         EXHIBIT NO. 10.10

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                                 NOONEY, INC.

                         STANDARD MANAGEMENT AGREEMENT
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      THIS STANDARD MANAGEMENT AGREEMENT made and entered into this   1ST  Day
                                                                   --------
of    NOVEMBER        , 1997  , by and between     NOONEY REALTY TRUST, INC.
  --------------------    --                  --------------------------------
         , (hereinafter referred to as "Owner") and Nooney, Inc. (hereinafter
---------
referred to as "Agent").

      WITNESSETH: In consideration of the mutual promises and covenants herein contained, Owner and Agent agree as follows:


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                                   ARTICLE I
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      EXCLUSIVE AGENCY:  Owner hereby appoints Agent as the sole and exclusive leasing and management agent of certain real properties now owned or to be acquired by Owner as listed in Exhibit "A" attached hereto which will be revised from time-to-time to reflect all properties owned at any given time. Agent may in Agent's sole discretion employ other management firms as sub-agents to operate any specific property; however, the fee for such sub-agent shall be at the expense of Agent.
      If Exhibit "A" lists more than one property, the Owner may at any time withdraw any Property listed on Exhibit "A" by giving to Agent at least thirty (30) days' notice in writing. Such withdrawal shall not affect or impair any right which has accrued to either party prior to the date such withdrawal becomes effective. However, termination of this entire Agreement, as provided in Article V, shall be distinguished from the withdrawal of individual properties.



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                                  ARTICLE II
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      LEASING:  Agent shall use its best efforts in supervising the leasing of vacant space within the Property and in keeping the Property rented to desirable tenants; and to this end, Agent is hereby authorized by Owner to enlist the services of other such real estate brokers as Agent shall deem necessary. Payment of any commissions due such brokers shall be paid in accordance to Exhibit "B" attached to this Agreement. All requests and inquiries received by Owner for any leases, renewals or agreements for the rental or operation of the property, or portions thereof, shall be referred by Owner to Agent; and all negotiations connected therewith shall be conducted solely by or under the supervision of Agent. In addition thereto, Agent is authorized in the name of Owner to set rental rates and negotiate (including without limitation, setting rental abatements, construction allowances, parking, and other amenities), execute, renew and/or cancel leases for the Property or portions thereof, as well as hold security deposits, serve notices, and distribute funds on Owner's behalf, as Agent deems advisable for the benefit of Owner and/or the Property.
Notwithstanding the foregoing, Agent shall not enter into any of the aforesaid without the prior consent of Owner.

      ADVERTISING: Agent is authorized, in the name of and at the expense of Owner, to advertise the Property or portions thereof; and, with respect thereto, Agent may prepare and secure renting signs, renting plans, circular matter, display the Property, and perform or secure any other advertising as Agent deems advisable for the expedient leasing of the Property.

      COLLECTION OF RENT: Agent shall use its best efforts in the management of the Property; and Agent shall use due diligence in collecting and enforcing the collection of all rents and other charges due Owner from any tenant(s), pursuant to the terms and conditions of said tenant(s)' respective lease(s).

      LEGAL PROCEEDINGS: Agent may, in the name of and at the expense of Owner, engage legal counsel to institute any and all legal actions or proceedings for the collection or enforcement of rents or other charges due Owner from the Property; institute and prosecute actions to evict tenants and/or dispossess tenants and recover possession of the premises; and, when expedient, settle, compromise and release such actions or proceedings. However, Agent shall in no event institute, dismiss or settle any suit or
proceeding without the prior consent of Owner.   Further, Agent may also


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employ legal counsel for advice with respect to existing tenancies and for preparation of leases, lease amendments, and other necessary instruments to carry out the intent of this Agreement. Owner shall reimburse Agent, in the manner herein provided, for all expenses incurred by Agent hereunder for the reasonable fees and expenses of such counsel.

      REPAIRS: Agent is authorized, in the name of and at the expense of Owner, to make or cause to be made such ordinary repairs, alterations and/or decorations to the Property as may be advisable or necessary in the opinion of Agent.  The expense to be incurred for any one item of repair, alteration
or decoration shall not exceed the sum of     TEN THOUSAND AND 00/100---------
                                          ------------------------------------
($10,000.00    ) Dollars, unless first authorized by Owner.  Notwithstanding
---------------
the aforesaid, Agent shall be authorized to make all necessary repairs and/or alterations to the Property in the event Agent deems such repairs and/or alterations to be an emergency; however in such event, Agent shall thereafter notify Owner immediately as to the nature and extent of said emergency and the monies expended to remedy same. Agent shall allow to Owner any rebate or discount which Agent shall obtain in connection with any repairs, alterations, or decorations to the Property.

      SERVICE CONTRACTS:   Agent is authorized, in the name of and at the
expense of Owner, to make contracts for electricity, gas, water, telephone, elevator, maintenance, janitorial services, window cleaning, vermin extermination, and other services or such of them as Agent shall deem advisable. In the event any such contracts extend beyond the termination of this Agreement, Owner shall assume and honor all obligations of said contracts, and shall defend and hold Agent harmless against any liability therefor.

      EMPLOYEES:   Agent is an independent contractor and is not an employee
of Owner. All persons engaged in the servicing, operation, or maintenance of the Property shall be the employees of Agent or its sub-contractor, and not of Owner. Agent agrees on behalf of Owner to supervise the work of all employees, and to hire and discharge such employees, from time to time, who are performing work or services for and on behalf of Owner and/or the Property. Agent agrees to use reasonable care in the hiring of such employees; and Agent shall not be liable for the negligent or intentional acts of any such employee unless Agent was negligent in such hiring. Agent shall cover, or cause to be covered, all employees by Worker's Compensation policies and any other policies which now or hereafter may be required by any governmental agency. Agent shall cover, or cause to be covered, all employees by Federal and State Unemployment Insurance, and shall make all wage


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and salary deductions properly applicable thereto.  Agent shall pay all applicable taxes incurred in connection with the wages, salaries, or employment of all employees; and Agent shall, by withholding a portion of such wages and salaries, make all necessary deductions or payments as required or may hereafter be required by any governmental law or regulation applicable to the same. Agent shall reimburse itself out of the rentals from the Property for: (a) salaries and/or wages and other charges paid to, or for the benefit of, such employees, including but not limited to any amount which may be paid for hospitalization or group life insurance on account of such employees; (b) the cost of such Workers' Compensation and Unemployment Insurance; (c) Social Security or old age Benefits; (d) all aforesaid taxes paid by Agent; and (e) all other charges incurred by Agent in connection with any of the foregoing matters.
      Agent is also authorized, in the name of and at the expense of Owner, to directly hire, contract for, and engage independent contractors for the performance of any work or service on or about the Property; and Owner shall assume and honor all such hiring, contracts and engagements through their respective terms notwithstanding the termination of this Agreement.

      EXPENSES:   Agent is authorized, in the name of and at the expense of
Owner, to make payments of all expenses for and on behalf of the Property, including but not limited to: taxes and other assessments, salaries, insurance, mortgage payments, attorney and other professional fees, and any and all other expenses which are necessary or advisable, in Agent's discretion, for and on behalf of Owner and the Property. All such expenses incurred by Agent in connection with the operation and management of the Property and the performance of this Agreement shall be paid out of the sums collected by Agent from the Property. In the event the sums collected are insufficient to reimburse Agent for said expenses, Agent shall submit an invoice to Owner for same, either before or after Agent expends such sums, and Owner shall thereafter make payment to Agent within thirty (30) days of receipt of such invoice.
      All expenses shall be paid by Agent from a bank account established and
maintained at       NATIONSBANK               .  Owner shall initially fund
             ---------------------------------
said account with  ONE HUNDRED AND 00/100  ($ 100.00  ) Dollars, and shall
                 ------------------------  ------------
periodically replenish said account to adequately meet the costs and expenses of Agent, as set forth in this Agreement.

      AGENT REIMBURSEMENT:   Owner shall promptly reimburse Agent for any
monies that Agent shall elect to advance for and on account of Owner and/or the Property. Said reimbursement


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shall survive the termination of this Agreement. Notwithstanding such right of reimbursement, nothing herein shall be construed to obligate Agent to make any such advances.

      MAINTENANCE OF RECORDS: Agent shall maintain accurate records of all monies received and disbursed in connection with the operation and management of the Property, and such records shall be available for inspection by Owner at Agent's office during normal business hours. Agent shall render to Owner a monthly statement of receipts and disbursements, remitting any balance due Owner. The disbursements shall include the compensation of Agent on the basis set forth herein. All employees of Agent who handle or who are responsible for Owner's monies shall be bonded by a fidelity bond.

      SPECIAL SERVICES: In the event Agent is called upon by Owner to make extraordinary repairs, or engage in extensive reconstruction or rehabilitation of the Property of any portion thereof; or in the event Agent is called upon by Owner to perform any other extraordinary services not customarily a part of the usual services performed by a managing agent, it is agreed by the parties that Agent shall receive an additional fee in an amount to be agreed upon between the parties, but in each instance where Agent is to receive such additional fee, the amount of such fee shall be agreed upon prior to the commencement of such extraordinary work or service.


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                                  ARTICLE III
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      INSURANCE:   Owner agrees to carry commercial general liability
insurance (including contractual liability and personal injury), all-risk property and casualty insurance (including theft), loss of rents insurance, and all other insurance that may be necessary for the protection of the Property and both Owner and Agent, as their interests may appear. In each such policy or policies of insurance, Owner agrees that Agent shall be designated as a party insured with Owner. All such policies shall be endorsed to be primary and non-contributory with or in excess of any insurance carried by Agent. Owner's policies shall be with companies licensed to do business in the State of Missouri, and Owner shall provide Agent with certificates thereof. Such certificates shall specifically provide that not less than thirty (30) days written notice be given to Agent before any such policies are cancelled or not renewed.


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      Owner and Agent hereby mutually waive any and all right of recovery against one another, directly, by way of subrogation, or otherwise, for real or personal property damage occurring to the Property, or resulting in any loss of income, or to any personal property of either party, arising from any occurrence, including negligence, whether or not such party is required to carry, or actually carries, insurance for such damage. Each party shall have the affirmative duty to inform its respective insurance carrier of this provision and the mutual waiver of subrogation herein contained.
      Notwithstanding anything to the contrary in this Agreement, Owner shall hold Agent harmless, and indemnify and defend Agent, from claims for damages or injuries to persons or property when Agent is carrying out the provisions of this Agreement or acting under the express or implied directions of Owner. The provisions and protections provided in this Article shall survive the termination of this Agreement.


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                                  ARTICLE IV
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      AGENT'S COMPENSATION:   The management fee and leasing commission rates
for Agent shall be based on the schedule attached hereto, marked Exhibit "B".


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                                  ARTICLE V
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      TERM:   The term of this Agreement shall be for ten (10) months,
commencing on       NOVEMBER 7    , 19  97    , and expiring on    AUGUST 31,
              --------------------    --------                  --------------
19  98   , unless cancelled as hereinafter provided.
  -------

      Notwithstanding the aforesaid, this Agreement is subject to cancellation without penalty, by either party, upon sixty (60) days prior written notice.
      In the event a petition in bankruptcy is filed by or against either Owner or Agent, or in the event either party shall make an assignment for the benefit of creditors or take advantage of any insolvency act, the other party may terminate this Agreement without notice at any time thereafter, but shall give notice to the other party no later than ten (10) days after such termination.


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                                  ARTICLE VI
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      NOTICES:   All notices required by this Agreement shall be in writing, and shall be deemed served, if delivered in person or mailed by United States Registered or Certified Mail, return receipt requested, postage prepaid to:

              OWNER:  NOONEY REALTY TRUST, INC.
                      --------------------------------------------------------
                      7701 FORSYTH BOULEVARD
                      --------------------------------------------------------
                      ST. LOUIS, MO 63105
                      --------------------------------------------------------
                      ATTENTION:   PATRICIA A. NOONEY, PRESIDENT
                      --------------------------------------------------------

              AGENT:  Nooney, Inc.
                      7701 Forsyth Boulevard
                      St. Louis, Missouri 63105
                      Attention:   Patrick A. Byrne, Executive Vice President

      Either party may designate a different address by giving notice to the other party of same at the address set forth above.

      SALE OF PREMISES:   In the event Owner desires to sell the Property,
Agent shall have the exclusive right to act as Broker for and on behalf of Owner. Brokerage commissions for such sale shall be agreed upon between the parties prior to the property being offered for sale.

      CODE COMPLIANCE:   Agent does not assume any responsibility for the
compliance of any building on the Property, or any equipment thereon, as same relates to the requirements of any statute, ordinance, law or regulation of any government body or of any public authority or official thereon. However, Agent shall promptly notify Owner of any complaints, warnings, notices or summonses received by Agent relating to such matters.

      ASSIGNMENT:   This Agreement shall be binding upon the parties their
heirs, executors, administrators, successors, and assigns, and may not be changed verbally, but only in writing, signed


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by both of the parties hereto.  This Agreement shall not be assigned by any party without the prior written consent of the other party.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                              OWNER: Nooney Realty Trust, Inc.


                              By:        /s/ Patricia A. Nooney
                                 ---------------------------------------------
                              Title:     President
                                    ------------------------------------------

                              AGENT:    Nooney, Inc.


                              By:    /s/ Patrick A. Byrne
                                 ---------------------------------------------
                              Title: Executive Vice President
                                    ------------------------------------------


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                           EXHIBIT "A" TO AGREEMENT
                        DATED NOVEMBER 1, 1997 BETWEEN
                           NOONEY REALTY TRUST, INC.
                               AND NOONEY, INC.
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

LIST OF PROPERTIES                       MANAGEMENT FEE
------------------                       --------------
The Atrium at Alpha Business Center      Four percent (4%) of gross revenues
2626 East 82nd Street
Bloomington, Minnesota

Franklin Park Distribution Center        Three percent (3%) of gross revenues
3431 North Powell
Franklin Park, Illinois

Applied Communications Building          Four percent (4%) of gross revenues
330 South 108th Street
Omaha, Nebraska

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                           EXHIBIT "B" TO AGREEMENT
                        DATED NOVEMBER 1, 1997 BETWEEN
                           NOONEY REALTY TRUST, INC.
                               AND NOONEY, INC.
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                     MANAGEMENT AND LEASING FEE STRUCTURE
                     ------------------------------------

1.   MANAGEMENT AGREEMENT                 Nooney, Inc.'s Standard Agreement
                                          will serve as the document for
                                          management of the property.

2.   TERM OF AGREEMENT                    The Management Agreement shall be
                                          for ten (10) months, effective upon
                                          execution of the Agreement and may
                                          be terminated by either party upon
                                          sixty (60) days prior written
                                          notice.  Notwithstanding the
                                          aforesaid, this Agreement shall
                                          automatically terminate in the event
                                          of a sale of the property.

3.   MANAGEMENT FEE                       Owner agrees to pay as compensation
                                          for management services, a
                                          management fee equal to the lessor
                                                                  ----------
                                          of 5% of the gross revenues of the
                                          ----------------------------------
                                          properties or the compensation
                                          ------------------------------
                                          customarily charged in arm's length
                                          -----------------------------------
                                          transactions by others rendering
                                          --------------------------------
                                          similar services as an ongoing
                                          ------------------------------
                                          public activity in the same
                                          ---------------------------
                                          geographical location.  Gross
                                          -----------------------------
                                          revenues shall include all rents
                                          --------------------------------
                                          collected, utility charges,
                                          ---------------------------
                                          escalation charges, tax
                                          -----------------------
                                          reimbursements and common area
                                          ------------------------------
                                          charges collected and all items of
                                          ----------------------------------
                                          miscellaneous income such as sale of
                                          ------------------------------------
                                          waste paper, vending machine
                                          ----------------------------
                                          receipts, etc.
                                          --------------

4.   LEASING COMMISSIONS

     a. New leases and lease renewals
        negotiated directly by Agent      Commissions charged by Agent shall
                                          not exceed the compensation
                                          customarily charged in arm's length
                                          transactions by others rendering
                                          similar services as an ongoing
                                          public activity in the same
                                          geographical location.  Such leasing
                                          fees shall be payable upon execution
                                          of a lease agreement by both
                                          parties.

     b. New Properties                    When each new Property is added to
                                          Exhibit A, an exhibit will be
                                          attached to this Agreement
                                          describing the specific compensation
                                          to be paid to the Agent for
                                          management and leasing services
                                          provided under this Agreement.  Said
                                          fees shall be reviewed once each
                                          year for their applicability to the
                                          city in which the Property is
                                          located, and said fees shall be
                                          increased or decreased based on this
                                          review for the next one (1) year
                                          period.

     c. Outside Brokers                   When lease is negotiated in
                                          conjunction with an outside broker
                                          (the Cooperating Broker), Owner will
                                          pay a commission equivalent to one
                                          and one half (1-1/2) times the rate
                                          schedule above to Nooney, Inc.
                                          directly.  Nooney, Inc. shall then
                                          pay the Cooperating Broker its share
                                          of said commission.

5.   SPECIAL SERVICES                     If Nooney, Inc. is called upon to
                                          make extraordinary repairs or engage
                                          in any extensive reconstruction or
                                          rehabilitation, Nooney, Inc. shall
                                          receive an additional fee to the
                                          Management Fee agreed upon by both
                                          parties before commencing work or
                                          services.